UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: November 4, 2021
(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
1-2348	PACIFIC GAS AND ELECTRIC COMPANY	California	94-0742640
333-256944-01	PG&E RECOVERY FUNDING LLC	Delaware	87-1047820

PG&E RECOVERY FUNDING LLC

77 Beale Street P.O. Box 770000 San Francisco, California 94177 (Address of principal executive offices) (Zip Code) (415) 973-1000 (Registrant’s telephone number, including area code)
C/O Pacific Gas and Electric Company
77 Beale Street
P.O. Box 770000
San Francisco, California 94177
(Address of principal executive offices) (Zip Code)

(415)
973-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).

Emerging growth company	Pacific Gas and Electric Company	☐
Emerging growth company	PG&E Recovery Funding LLC	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Pacific Gas and Electric Company	☐
PG&E Recovery Funding LLC	☐

Item 8.01.	Other Events
On November 4, 2021, Pacific Gas and Electric Company (the “Utility”) and PG&E Recovery Funding LLC (the “Issuing Entity”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Goldman Sachs & Co. LLC and Citigroup Global Markets Inc. as representatives of the underwriters party thereto with respect to the purchase and sale of $860,399,000 of Senior Secured Recovery Bonds, Series
2021-A
(the “Recovery Bonds”), to be issued by the Issuing Entity pursuant to an Indenture and Series Supplement (together, the “Indenture”), each to be dated as of November 12, 2021, which are annexed hereto as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form
8-K.
The Recovery Bonds were offered pursuant to the prospectus dated November 4, 2021 (the “Prospectus”). In connection with the issuance of the Recovery Bonds, the Utility and the Issuing Entity also expect to enter into a Recovery Property Servicing Agreement, Recovery Property Purchase and Sale Agreement, and Administration Agreement, which together with the Underwriting Agreement, are annexed hereto as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on
8-K.
Additionally, effective as of October 27, 2021, the Issuing Entity adopted an Amended and Restated Limited Liability Company Agreement (the “A&R LLC Agreement”) in connection with the issuance of the Recovery Bonds. The A&R LLC Agreement, which is described in the Prospectus, was previously approved by the Utility, the sole member of the Issuing Entity. The description of the A&R LLC Agreement in the Prospectus is not complete and is qualified in its entirety by reference to the full text of the A&R LLC Agreement, which is annexed hereto as Exhibit 3.2 to this Current Report on Form
8-K
and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description

1.1
Underwriting Agreement among PG&E Recovery Funding LLC, Pacific Gas and Electric Company, Goldman Sachs & Co. LLC and Citigroup Global Markets Inc. as representatives for the Underwriters party thereto, dated November 4, 2021

3.2	Amended and Restated Limited Liability Company Agreement, dated as of October 27, 2021, of PG&E Recovery Funding LLC

4.1	Indenture between PG&E Recovery Funding LLC and the Indenture Trustee (including forms of the Senior Secured Recovery Bonds) dated as of November 12, 2021

4.2	Series Supplement between PG&E Recovery Funding LLC and the Indenture Trustee, dated as of November 12, 2021

10.1	Recovery Property Servicing Agreement between PG&E Recovery Funding LLC and Pacific Gas and Electric Company, as Servicer, dated as of November 12, 2021

10.2	Recovery Property Purchase and Sale Agreement between PG&E Recovery Funding LLC and Pacific Gas and Electric Company, as Seller, dated as of November 12, 2021

10.3	Administration Agreement between PG&E Recovery Funding LLC and Pacific Gas and Electric Company, as Administrator, dated as of November 12, 2021

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PACIFIC GAS AND ELECTRIC COMPANY
	By:	/s/ David S. Thomason
Dated: November 8, 2021		David S. Thomason Vice President, Chief Financial Officer and Controller

PG&E RECOVERY FUNDING LLC

	By:	/s/ Margaret K. Becker
Dated: November 8, 2021		Margaret K. Becker President